MERIT TIMES INTERNATIONAL LIMITED AND SUBIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2009 and 2008
(Unaudited)

MERIT TIMES INTERNATIONAL LIMITED AND SUBSIDIARIES
INDEX TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009 and 2008

CONTENTS

Consolidated Financial Statements:

Consolidated Balance Sheets –
As of June 30, 2009 (Unaudited) and December 31, 2008	F-2

Consolidated Statements of Income – (Unaudited)
For the Three and Six Months ended June 30, 2009 and 2008	F-3

Consolidated Statements of Cash Flows – (Unaudited)
For the Six Months ended June 30, 2009 and 2008	F-4

Notes to Unaudited Consolidated Financial Statements	F-5 to F-15

MERIT TIMES INTERNATIONAL LIMITED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2009	2008
	(Unaudited)	(Audited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$21,048,226	$2,028,858
Accounts receivable, net of allowance for doubtful accounts and sales discount	-	5,102,763
Inventories, net of reserve for obsolete inventory	2,010,186	15,589,977
Prepaid value-added taxes on purchases	212,493	433,109
Prepaid expenses and other	16	994,199

Total Current Assets	23,270,921	24,148,906

PROPERTY AND EQUIPMENT - net	7,026,117	7,464,680

OTHER ASSETS:
Land use rights, net	16,035,740	16,287,091

Total Assets	$46,332,778	$47,900,677

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
Current portion of loan payable	$-	$10,212,716
Accounts payable	437,339	1,050,806
Accrued expenses	116,890	270,474
Acquisition payables	-	850,501
Income taxes payable	3,055,920	2,366,211
VAT and other taxes payable	98,280	-

Total Current Liabilities	3,708,429	14,750,708

LONG-TERM LIABILITIES:
Loan payable, net of current portion	3,762,603	3,568,628

Total Liabilities	7,471,032	18,319,336

STOCKHOLDER'S EQUITY:
Common stock ($1.00 par value; 50,000 shares authorized, 50,000 shares issued and outstanding at June 30, 2009 and December 31, 2008, respectively)	50,000	50,000
Additional paid-in capital	1,207,729	1,207,729
Subscription receivable	(50,000)	(50,000)
Retained earnings	32,251,856	23,009,955
Statutory and non-statutory reserves	2,949,814	2,949,814
Other comprehensive gain - cumulative foreign currency translation adjustment	2,452,347	2,413,843

Total Stockholder's Equity	38,861,746	29,581,341

Total Liabilities and Stockholder's Equity	$46,332,778	$47,900,677

See notes to unaudited consolidated financial statements

MERIT TIMES INTERNATIONAL LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

NET REVENUES	$2,227,201	$18,604,923	$46,371,201	$35,088,503

COST OF SALES	1,138,261	14,374,158	32,700,082	26,383,646

GROSS PROFIT	1,088,940	4,230,765	13,671,119	8,704,857
			0.295	0.248
OPERATING EXPENSES:
Selling	115,969	122,986	343,238	259,408
Research and development	29,977	66,260	71,019	99,465
General and administrative	364,904	358,985	794,380	790,653

Total Operating Expenses	510,850	548,231	1,208,637	1,149,526

INCOME FROM OPERATIONS	578,090	3,682,534	12,462,482	7,555,331

OTHER INCOME (EXPENSE):
Interest income	12,888	8,419	25,157	12,860
Interest expense	(57,063)	(285,845)	(189,117)	(559,461)

Total Other Income (Expense)	(44,175)	(277,426)	(163,960)	(546,601)

INCOME BEFORE INCOME TAXES	533,915	3,405,108	12,298,522	7,008,730

INCOME TAXES EXPENSE	84,880	943,888	3,056,621	1,915,119

NET INCOME	$449,035	$2,461,220	$9,241,901	$5,093,611

COMPREHENSIVE INCOME:
NET INCOME	$449,035	$2,461,220	$9,241,901	$5,093,611

OTHER COMPREHENSIVE INCOME:
Unrealized foreign currency translation gain	83	470,464	38,504	1,224,967

COMPREHENSIVE INCOME	$449,118	$2,931,684	$9,280,405	$6,318,578

See notes to unaudited consolidated financial statements

MERIT TIMES INTERNATIONAL LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Six Months Ended
	June 30,
	2009	2008
	(Unaudited)	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$9,241,901	$5,093,611
Adjustments to reconcile net income from operations to net cash provided by operating activities:
Depreciation	448,917	452,979
Amortization of land use rights	273,781	264,901
Changes in assets and liabilities:
Accounts receivable	5,110,943	5,669
Inventories	13,604,321	12,582,715
Prepaid and other current assets	995,776	14,139
Prepaid value-added taxes on purchases	221,262	372,344
Accounts payable	(615,052)	(2,302)
Accrued expenses	(153,989)	(149,233)
VAT and service taxes payable	98,302	956,639
Income taxes payable	686,617	(2,837,811)

NET CASH PROVIDED BY OPERATING ACTIVITIES	29,912,779	16,753,651

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	-	(3,188)

NET CASH USED IN INVESTING ACTIVITIES	-	(3,188)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment on loan payable	(10,039,970)	(5,096,172)
Payments on acquisition payables	(851,865)	(1,783)

NET CASH USED IN FINANCING ACTIVITIES	(10,891,835)	(5,097,955)

EFFECT OF EXCHANGE RATE ON CASH	(1,576)	930,864

NET INCREASE IN CASH	19,019,368	12,583,372

CASH - beginning of year	2,028,858	9,171,445

CASH - end of period	$21,048,226	$21,754,817

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$189,117	$559,461
Income taxes	$2,370,004	$4,752,931

Non-cash investing and financing activities:
Acquisition of land use rights for accrued expense	$-	$11,106,195

See notes to unaudited consolidated financial statements.

MERIT TIMES INTERNATIONAL LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009 and 2008

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Merit Times International Limited (“Merit” or the “Company”) was established on February 8, 2008, under the laws of British Virgin Islands. The shareholder of Merit is a Chinese citizen who owns a majority of Shandong Longkang Fruit Juice Co., Ltd. (“Longkang”) which is a limited liability company and was formed under laws of the People’s Republic of China (“PRC”). Merit was established as a “special purpose vehicle” for foreign fund raising for Longkang.

On June 9, 2009, Merit established a 100% owned subsidiary, Shandong MeKeFuBang Food Co. Ltd. (“MeKeFuBang”), in PRC as a wholly owned foreign limited liability company. MeKeFuBang intends to be engaged in the production and distribution of highly specialized pear and other fruit juice concentrates in the People Republic of China (PRC).

On June 10, 2009, MeKeFuBang entered a series of contractual arrangements (the “Contractual Arrangements”) with Longkang and its shareholders in which MeKeFuBang takes over management of business activities of Longkang and holds a 100% variable interest in Longkang. The Contractual Arrangements are comprised of a series of agreements, including a Consulting Services Agreement and an Operating Agreement, through which MeKeFuBang has the right to advise, consult, manage and operate Longkang, and collect and own all of their respective net profits. Additionally, Longkang Shareholders have granted their voting rights over Longkang to MeKeFuBang. In order to further reinforce MeKeFuBang’s rights to control and operate Longkang, Longkang and its shareholders have granted MeKeFuBang, the exclusive right and option to acquire all of their equity interests in Longkang or, alternatively, all of the assets of Longkang. Further Longkang Shareholders have pledged all of their rights, titles and interests in Longkang to MeKeFuBang. This has been accounted for as a reorganization of entities and the financial statements have been prepared as if the reorganization had occurred retroactively. The Company consolidates Longkang results, assets and liabilities in its financial statements.

Through MeKeFuBang, MeKeFuBang operates and controls Longkang through the Contractual Arrangements. The reasons that MeKeFuBang used the contractual arrangements to acquire control of Longkang, instead of using a complete acquisition of Longkang’s assets or equity to make Longkang a wholly-owned subsidiary of MeKeFuBang, are that (i) new PRC laws governing share exchanges with foreign entities, which became effective on September 8, 2006, make the consequences of such acquisitions uncertain and (ii) other than by share exchange, PRC law requires Longkang be acquired for cash and MeKeFuBang was not able to raise sufficient funds to pay the full appraised value for Longkang ‘s assets or shares as required under PRC law.

Longkang is a Chinese limited liability company and was formed under laws of the People’s Republic of China on November 22, 2004 under the name of Liayang Tianfu Fruit Juice Company, Ltd.  The Company changed its name on January 7, 2008 to Shandong Longkang Fruit Juice Co., Ltd.  Longkang processes, produces and distributes highly specialized pear and other fruit juice concentrates in the PRC.

Basis of presentation

Management acknowledges its responsibility for the preparation of the accompanying interim financial statements which reflect all adjustments, consisting of normal recurring adjustments, considered necessary in its opinion for a fair statement of its financial position and the results of its operations for the interim period presented. These financial statements should be read in conjunction with the summary of significant accounting policies and notes to financial statements included in the Company’s audited financial statements for the year ended December 31, 2008. The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). This basis differs from that used in the statutory accounts of our subsidiaries in China, which were prepared in accordance with the accounting principles and relevant financial regulations applicable to enterprises in the PRC. All necessary adjustments have been made to present the financial statements in accordance with U.S. GAAP.  Operating results for interim periods are not necessarily indicative of results that may be expected for the fiscal year as a whole.

MERIT TIMES INTERNATIONAL LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009 and 2008

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company’s consolidated financial statements include the financial statements of its wholly-owned subsidiary, MeKeFuBang, as well as the financial statements of Longkang.  All significant intercompany accounts and transactions have been eliminated in consolidation.

Longkang is considered a variable interest entity (“VIE”), and the Company is the primary beneficiary.  The Company’s relationships with Longkang and its shareholders are governed by a series of contractual arrangements between MeKeFuBang, the Company’s wholly foreign-owned enterprise in the PRC, and Longkang, which is the operating company of the Company in the PRC. Under PRC laws, each of MeKeFuBang and Longkang is an independent legal entity and none of them are exposed to liabilities incurred by the other party. The contractual arrangements constitute valid and binding obligations of the parties of such agreements. Each of the contractual arrangements and the rights and obligations of the parties thereto are enforceable and valid in accordance with the laws of the PRC. On June 10, 2009, the Company entered into the following contractual arrangements with Longkang:

Consulting Services Agreement. Pursuant to the exclusive consulting services agreement between MeKeFuBang and Longkang, MeKeFuBang has the exclusive right to provide to Longkang general business operation services, including advice and strategic planning, as well as consulting services related to the technological research and development of the Longkang’s products (the “Services”). Under this agreement, MeKeFuBang owns the intellectual property rights developed or discovered through research and development, in the course of providing the Services, or derived from the provision of the Services. Longkang shall pay a quarterly consulting service fees in Renminbi (“RMB”) to MeKeFuBang that is equal to all of Longkang’s profits for such quarter.

Operating Agreement. Pursuant to the operating agreement among MeKeFuBang , Longkang and all shareholders of Longkang (the “Longkang Shareholders”), MeKeFuBang provides guidance and instructions on Longkang’s daily operations, financial management and employment issues. Longkang Shareholders must designate the candidates recommended by MeKeFuBang as their representatives on the boards of directors of Longkang. MeKeFuBang has the right to appoint senior executives of Longkang. In addition, MeKeFuBang agrees to guarantee Longkang’s performance under any agreements or arrangements relating to Longkang’s business arrangements with any third party. Longkang, in return, agrees to pledge their accounts receivable and all of their assets to MeKeFuBang. Moreover, Longkang agrees that without the prior consent of MeKeFuBang, Longkang will not engage in any transactions that could materially affect its assets, liabilities, rights or operations, including, without limitation, incurrence or assumption of any indebtedness, sale or purchase of any assets or rights, incurrence of any encumbrance on any of its assets or intellectual property rights in favor of a third party or transfer of any agreements relating to its business operation to any third party. The term of this agreement shall commence from the effective and shall last for the maximum period of time permitted by law unless terminated early in accordance with certain provision or by any other agreements reached by all parties, with any extended term to be mutually agreed upon by the parties. Lonkang shall not terminate this agreement.

Equity Pledge Agreement. Under the equity pledge agreement between Longkang’s shareholders and MeKeFuBang, Longkang’s Shareholders pledged all of their equity interests in Longkang to MeKeFuBang to guarantee Longkang’s performance of its obligations under the consulting services agreement. If Longkang or Longkang’s Shareholders breaches their respective contractual obligations, MeKeFuBang, as pledgee, will be entitled to certain rights, including the right to sell the pledged equity interests. Longkang’s Shareholders also agreed that upon occurrence of any event of default, MeKeFuBang shall be granted an exclusive, irrevocable power of attorney to take actions in the place and stead of the Longkang’s Shareholders to carry out the security provisions of the equity pledge agreement and take any action and execute any instrument that MeKeFuBang may deem necessary or advisable to accomplish the purposes of the equity pledge agreement. Longkang’s Shareholders agreed not to dispose of the pledged equity interests or take any actions that would prejudice MeKeFuBang’s interest. The equity pledge agreement will expire two (2) years after Longkang’s obligations under the consulting services agreements have been fulfilled.

MERIT TIMES INTERNATIONAL LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009 and 2008

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Option Agreement.  Under the option agreement between Longkang’s Shareholders and MeKeFuBang, Longkang’s Shareholders irrevocably granted MeKeFuBang or its designated person an exclusive option to purchase, to the extent permitted under PRC law, all or part of the equity interests in Longkang for the cost of the initial contributions to the registered capital or the minimum amount of consideration permitted by applicable PRC law. MeKeFuBang or its designated person has sole discretion to decide when to exercise the option, whether in part or in full. The term of this agreement shall last for the maximum period of time permitted by law unless terminated in accordance with this agreement.

The accounts of Longkang are consolidated in the accompanying consolidated financial statements pursuant to Financial Accounting Standards Board Interpretation No. 46 (Revised), “Consolidation of Variable Interest Entities - an Interpretation of ARB No. 51.” As a VIE, Longkang’s sales are included in the Company’s total sales, its income from operations is consolidated with the Company’s, and the Company’s net income includes all of Longkang’s net income. The Company does not have any non-controlling interest and accordingly, did not subtract any net income in calculating the net income attributable to the Company. Because of the contractual arrangements, the Company had a pecuniary interest in Longkang that require consolidation of the Company’s and Longkang financial statements.

Use of estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses, and the related disclosures at the date of the financial statements and during the reporting period. Actual results could materially differ from these estimates. Significant estimates in 2009 and 2008 include the allowance for doubtful accounts, the allowance for obsolete inventory, the useful life of property and equipment and intangible assets, and assumptions used in assessing impairment of long-term assets.

Fair value of financial instruments

The Company adopted SFAS 157, Fair Value Measurements (SFAS 157). SFAS 157 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1-Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2-Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other then quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3-Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the balance sheets for cash, accounts receivable, loans payable, accounts payable and accrued expenses, customer advances, and amounts due from related parties approximate their fair market value based on the short-term maturity of these instruments. The Company did not identify any assets or liabilities that are required to be presented on the balance sheets at fair value in accordance with SFAS 157.

Cash and cash equivalents
For purposes of the statements of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents. The Company maintains cash and cash equivalents with various financial institutions in the PRC. Balances in banks in the PRC are uninsured.

MERIT TIMES INTERNATIONAL LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009 and 2008

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Concentrations of credit risk

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC's economy. The Company's operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in North America. The Company's results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. All of the Company’s cash is maintained with state-owned banks within the People’s Republic of China of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts. A significant portion of the Company's sales are credit sales which are primarily to customers whose ability to pay is dependent upon the industry economics prevailing in these areas; however, concentrations of credit risk with respect to trade accounts receivables is limited due to generally short payment terms.  The Company also performs ongoing credit evaluations of its customers to help further reduce credit risk.

Accounts receivable

Accounts receivable are presented net of an allowance for doubtful accounts. The Company maintains allowances for doubtful accounts for estimated losses. The Company reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, customer’s historical payment history, its current credit-worthiness and current economic trends. Accounts are written off after exhaustive efforts at collection. At June 30, 2009 and December 31, 2008, the Company has established, based on a review of its outstanding balances, an allowance for doubtful accounts and an allowance for sales discount in the amount of $41,655 and $41,598, respectively.

Inventories

Inventories, consisting of raw materials, work in process and finished goods related to the Company’s products are stated at the lower of cost or market utilizing the weighted average method. An allowance is established when management determines that certain inventories may not be saleable. If inventory costs exceed expected market value due to obsolescence or quantities in excess of expected demand, the Company will record reserves for the difference between the cost and the market value. These reserves are recorded based on estimates.  The Company recorded an inventory reserve of $92,517 and $92,390 at June30, 2009 and December 31, 2008, respectively.

Property and equipment

Property and equipment are carried at cost and are depreciated on a straight-line basis over the estimated useful lives of the assets. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.  When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition. The Company examines the possibility of decreases in the value of fixed assets when events or changes in circumstances reflect the fact that their recorded value may not be recoverable.

MERIT TIMES INTERNATIONAL LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009 and 2008

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Impairment of long-lived assets

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company reviews, long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable, or at least annually. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. The Company did not record any impairment charges during the six months ended June30, 2009 and 2008.

Income taxes

The Company is governed by the Income Tax Law of the People’s Republic of China.  Income taxes are accounted for under Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”, which is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

The Company uses FIN 48, “Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statements No. 109”.  Under FIN 48, the evaluation of a tax position is a two-step process. The first step is to determine whether it is more likely than not that a tax position will be sustained upon examination, including the resolution of any related appeals or litigation based on the technical merits of that position. The second step is to measure a tax position that meets the more-likely-than-not threshold to determine the amount of benefit to be recognized in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likelihood of being realized upon ultimate settlement. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent period in which the threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not criteria should be de-recognized in the first subsequent financial reporting period in which the threshold is no longer met. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosures, and transition.

Advances from customers

Advances from customers consist of prepayments from customers for merchandise that had not yet been shipped. The Company recognizes the deposits as revenue as customers take delivery of the goods, in accordance with its revenue recognition policy.  At June 30, 2009 and December 31, 2008, advances from customers were not material.

Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the purchase price is fixed or determinable and collectability is reasonably assured. The Company recognizes revenues from the sale of juice concentrate upon shipment and transfer of title.

MERIT TIMES INTERNATIONAL LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009 and 2008

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Shipping costs

Shipping costs are included in selling expenses and totaled $133,738 and $139,192 for the six months ended June 30, 2009 and 2008, respectively.

Employee benefits

The Company’s operations and employees are all located in the PRC.  The Company makes mandatory contributions to the PRC government’s health, retirement benefit and unemployment funds in accordance with the relevant Chinese social security laws, which is approximately 25% of salaries. For the six months ended June 30, 2009 and 2008, the costs of these payments are charged to general and administrative expenses in the same period as the related salary costs and amounted to $43,740 and $33,499, respectively.

Advertising

Advertising is expensed as incurred and is included in selling expenses on the accompanying statement of operations. For the six months ended June 30, 2009 and 2008, advertising expense amounted to $66,927 and $18,756, respectively.

Research and development

Research and development costs are expensed as incurred. For the six months ended June 30, 2009 and 2008, research and development costs amounted to $71,019 and $99,465, respectively.

Foreign currency translation

The reporting currency of the Company is the U.S. dollar. The functional currency of the Company is the local currency, the Chinese Renminbi (“RMB”). Results of operations and cash flows are translated at average exchange rates during the period, assets and liabilities are translated at the unified exchange rate at the end of the period, and equity is translated at historical exchange rates. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income.  The cumulative translation adjustment and effect of exchange rate changes on cash for the six months ended June 30, 2009 and 2008 was $(1,576) and $930,864, respectively. Transactions denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing at the balance sheet date with any transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. All of the Company’s revenue transactions are transacted in the functional currency. The Company does not enter any material transaction in foreign currencies and accordingly, transaction gains or losses have not had, and are not expected to have, a material effect on the results of operations of the Company.

Asset and liability accounts at June 30, 2009 and December 31, 2008 were translated at 6.8448 RMB to $1.00 and at 6.8542 RMB to $1.00, respectively. Equity accounts were stated at their historical rate. The average translation rates applied to the statements of income for the six months ended June 30, 2009 and 2008 were 6.84323 RMB and 7.07263 RMB to $1.00, respectively.  In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows," cash flows from the Company's operations are calculated based upon the local currencies using the average translation rate. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheets.

MERIT TIMES INTERNATIONAL LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009 and 2008

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accumulated other comprehensive income

The Company follows Statement of Financial Accounting Standards No. 130 (SFAS 130) "Reporting Comprehensive Income" to recognize the elements of comprehensive income. Comprehensive income is comprised of net income and all changes to the statements of stockholders' equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders. For the six months ended June 30, 2009 and 2008, comprehensive income includes net income and unrealized gains from foreign currency translation adjustments.

Related parties

Parties are considered to be related to the Company if the parties that, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company shall disclose all related party transactions. All transactions shall be recorded at fair value of the goods or services exchanged. Property purchased from a related party is recorded at the cost to the related party and any payment to or on behalf of the related party in excess of the cost is reflected as a distribution to related party.

Recent accounting pronouncements

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations” (“SFAS 141(R)”), which replaces SFAS No. 141. SFAS No. 141(R) establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any non-controlling interest in the acquiree and the goodwill acquired. The Statement also establishes disclosure requirements which will enable users to evaluate the nature and financial effects of the business combination. SFAS 141(R) is effective for fiscal years beginning after December 15, 2008, and applies to any business combinations which occur after December 31, 2008. The adoption of SFAS 141(R), effective January 1, 2009, did not have any impact on the Company’s financial position or results of operations.

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements – an amendment of Accounting Research Bulletin No. 51” (“SFAS 160”), which establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the non-controlling interest, changes in a parent’s ownership interest and the valuation of retained non-controlling equity investments when a subsidiary is deconsolidated. The Statement also establishes reporting requirements that provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the non-controlling owners. SFAS 160 is effective for fiscal years beginning after December 15, 2008. The adoption of SFAS No. 160 did not have a material impact on the preparation of its consolidated financial statements.

In March 2008, the FASB issued SFAS 161, “Disclosures about Derivative Instruments and Hedging Activities”. The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The adoption of SFAS No. 161 did not have a material impact on the preparation of its consolidated financial statements.

MERIT TIMES INTERNATIONAL LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009 and 2008

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In May 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position (“FSP”) APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement). FSP APB 14-1 clarifies that convertible debt instruments that may be settled in cash upon either mandatory or optional conversion (including partial cash settlement) are not addressed by paragraph 12 of APB Opinion No. 14, Accounting for Convertible Debt and Debt issued with Stock Purchase Warrants. Additionally, FSP APB 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity’s non-convertible debt borrowing rate when interest cost is recognized in subsequent periods. FSP APB 14-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The Company has adopted FSP APB 14-1 beginning January 1, 2009, and this standard must be applied on a retroactive basis. The adoption of FSP APB 14-1 did not have any impact on the Company’s financial position and results of operations.

In May 2008, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 162, The Hierarchy of Generally Accepted Accounting Principles. This standard is intended to improve financial reporting by identifying a consistent framework, or hierarchy, for selecting accounting principles to be used in preparing financial statements that are presented in conformity with generally accepted accounting principles in the United States for non-governmental entities. SFAS No. 162 is effective 60 days following approval by the U.S. Securities and Exchange Commission (“SEC”) of the Public Company Accounting Oversight Board’s amendments to AU Section 411, The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles. The Company does not expect SFAS No. 162 to have a material impact on the preparation of its financial statements.

On June 16, 2008, the FASB issued final Staff Position (FSP) No. EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities,” to address the question of whether instruments granted in share-based payment transactions are participating securities prior to vesting. The FSP determines that unvested share-based payment awards that contain rights to dividend payments should be included in earnings per share calculations. The guidance will be effective for fiscal years beginning after December 15, 2008. The adoption of (FSP) No. EITF 03-6-1 did not have any impact on the Company’s financial position or results of operations.

In June 2008, the FASB ratified Emerging Issues Task Force Issue No. 07-5, “Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity’s Own Stock” (“EITF 07-5”). EITF 07-5 mandates a two-step process for evaluating whether an equity-linked financial instrument or embedded feature is indexed to the entity’s own stock.  Warrants that a company issues that contain a strike price adjustment feature, upon the adoption of EITF 07-5, are no longer being considered indexed to the company’s own stock. Accordingly, adoption of EITF 07-5 will change the current classification (from equity to liability) and the related accounting for such warrants outstanding at that date. EITF 07-5 is effective for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The adoption of EITF 07-5 did not have an impact on the Company’s financial statement presentation and disclosures.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities” (“FSP FAS 140-4 and FIN 46(R)-8”). FSP FAS 140-4 and FIN 46(R)-8 amends FAS 140 and FIN 46(R) to require additional disclosures regarding transfers of financial assets and interest in variable interest entities. FSP FAS 140-4 and FIN 46(R)-8 is effective for interim or annual reporting periods ending after December 15, 2008. The adoption of FSP FAS 140-4 and FIN 46(R)-8 did not have an impact on its financial position and results of operations.

MERIT TIMES INTERNATIONAL LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009 and 2008

NOTE 2 – ACCOUNTS RECEIVABLE

At June 30, 2009 and December 31, 2008, accounts receivable consisted of the following:

	2009	2008
Accounts receivable	$41,655	$5,144,361
Less: allowance for doubtful accounts	(41,655)	(41,598)
	$-	$5,102,763

NOTE 3 - INVENTORIES

At June 30, 2009 and December 31, 2008, inventories consisted of the following:

	2009	2008
Raw materials	$208,322	$266,581
Work in process	-	690
Finished goods	1,894,381	15,415,096
	2,102,703	15,682,367
Less: Reserve for obsolete inventory	(92,517)	(92,390)
	$2,010,186	$15,589,977

NOTE 4 - PROPERTY AND EQUIPMENT

At June 30, 2009 and December 31, 2008, property and equipment consisted of the following:

	Useful Life	2009	2008
Office equipment and furniture	10 Years	$113,292	$113,136
Manufacturing equipment	10 Years	7,961,470	7,950,552
Vehicles	10 Years	76,405	76,300
Building and building improvements	10-20 Years	3,091,844	3,087,605
		11,243,011	11,227,593
Less: accumulated depreciation		(4,216,894)	(3,762,913)

		$7,026,117	$7,464,680

For the six months ended June 30, 2009 and 2008, depreciation expense amounted to $448,917 and $452,979, of which $344,187 and $351,646 is included in cost of sales, and $104,730 and $101,333 is included in general and administrative expenses, respectively.

NOTE 5 – LAND USE RIGHTS

There is no private ownership of land in China. Land is owned by the government and the government grants land use rights for specified terms. The Company’s land use rights are valued at a fixed amount, which is RMB 116,966,170 and RMB 116,966,170  at June 30, 2009 and December 31, 2008, respectively, and the dollar value of the land use right fluctuates based on the exchange rate.  The Company’s land use rights have terms that expire in December 2037 through December 2054.  The Company amortizes these land use rights over the term of the respective land use right. For the six months ended June 30, 2009 and 2008, amortization of land use rights amounted to $273,781 and $264,901, respectively, and has been included in general and administrative expenses.

MERIT TIMES INTERNATIONAL LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009 and 2008

NOTE 5 – LAND USE RIGHTS

At June 30, 2008 and December 31, 2008, land use rights consist of the following:

	Useful Life	2009	2008
Land Use Rights	30 - 50 years	$17,088,325	$17,064,890
Less: Accumulated Amortization		(1,052,585)	(777,799)
		$16,035,740	$16,287,091

Amortization of land use rights attributable to future periods is as follows:

Year ending June 30:
2010	$547,437
2011	547,437
2012	547,437
2013	547,437
Thereafter	13,845,992
$16,035,740

NOTE 6 – LOAN PAYABLE

In connection with the acquisition of the net assets of the Company, which occurred in 2004, the Company assumed a loan payable to a third party related to the original construction of the its factory. The loan is due in annual installments through December 2010 and is non-interest bearing. Since the agreement did not have a stated interest rate, the Company used an imputed interest rate of interest of 6.12% based on PRC central bank five year and up loan rate effective October 2004.  At June 30, 2009, future maturities of loan payable are as follows:

Period ending December 31:
2010	$3,762,603
$3,762,603

During the six months ended June 300, 2009, the Company repaid $10,212,716 of its loan payable.

NOTE 7 – ACQUISITION PAYABLES

In connection with the acquisition of the net assets of the Company, which occurred in 2004, the Company assumed certain accounts payable to third parties. These payables are payable on demand. At June 30, 2009 and December 31, 2008, acquisition payables amounted to $0 and $850,501, respectively.

NOTE 8 – INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, ‘‘Accounting for Income Taxes’’ (‘‘SFAS 109’’). SFAS 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards.  SFAS 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. Realization of deferred tax assets are dependent upon future earnings, if any, of which the timing and amount are uncertain. The Company is governed by the Income Tax Law of the People’s Republic of China.

MERIT TIMES INTERNATIONAL LIMITED AND SUBSIDIARIES
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009 and 2008

NOTE 8 – INCOME TAXES (continued)

Under the Income Tax Laws of PRC, since January 2008, Chinese companies are generally subject to an income tax at an effective rate of 25%, on income reported in the statutory financial statements after appropriate tax adjustments.

The table below summarizes the differences between the PRC statutory federal rate and the Company’s effective tax rate and as follows for the six months ended June 30, 2009 and 2008:
	2009	2008
China statutory rates	25.0%	25.0%
Non-deductible items	(0.1)%	2.3%

Total provision for income taxes	24.9%	27.3%

Income tax expense for the six months ended June 30, 2009 and 2008 was $3,056,621 and $1,915,119, respectively.

NOTE 9  – STATUTORY AND NON-STATUTORY RESERVES

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities’ registered capital or members’ equity. Appropriations to the statutory public welfare fund are at a minimum of 5% of the after tax net income determined in accordance with PRC GAAP. Commencing on January 1, 2006, the new PRC regulations waived the requirement for appropriating retained earnings to a welfare fund. For the six months ended June 30, 2009, statutory reserve activity is as follows:

	Statutory	Non-Statutory	Total
Balance – December 31, 2008	$622,823	$2,326,991	$2,949,814
Addition to reserves	-	-	-
Balance – June 30, 2009	$622,823	$2,326,991	$2,949,814

NOTE 10 – SUBSEQUENT EVENT

On June 21, 2009, the Company signed a binding letter of intent with League Now Holdings, Inc., a Florida corporation (“League Now”), to negotiate and enter into a Share Exchange Agreement by and among Merit and the stockholders of 100% of Merit’s common stock, on the one hand, and League Now and the holder of a majority of League Now’s issued and outstanding common stock, on the other hand.